Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Expanded Technology ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

December 15, 2022

Important Notice Regarding Change in Investment Policy

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective on or about March 16, 2023, the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 will be revised as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund’s investment advisor as either information technology companies or financial companies and communication services companies whose operations are principally derived from and/or dependent upon technology (“Expanded Technology Companies”).

Additionally, references in the prospectus, summary prospectus and statement of additional information to consumer discretionary companies and the internet and direct marketing retail industry will be replaced with financial companies and the transaction and payment processing services industry.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information